UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2019 (June 10, 2019)

MOHEGAN TRIBAL GAMING AUTHORITY

(Exact name of registrant as specified in its charter)

Not Applicable	033-80655	06-1436334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mohegan Sun Boulevard, Uncasville, CT	06382
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 862-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Introductory Note

On June 11, 2019, MGE Niagara Entertainment Inc., an indirect wholly-owned subsidiary of the Mohegan Tribal Gaming Authority d/b/a Mohegan Gaming & Entertainment (the “Company”), completed the acquisition of the assets associated with Niagara Fallsview Casino Resort, Casino Niagara and the future 5,000-seat Niagara Falls Entertainment Centre, all in Niagara Falls, Canada.

On June 14, 2019, the Company filed a Current Report on Form 8-K (the “Initial Form 8-K”) with the Securities and Exchange Commission (the “SEC”) disclosing that it had closed the acquisition and that the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K would each be filed by amendment not later than 71 days after the date on which the Initial Form 8-K was required to be filed. This Amendment No. 1 (this “Amendment”) amends the Initial Form 8-K to file the required financial statements and pro forma financial information. This Amendment should be read in conjunction with the Initial Form 8-K and the Company’s other filings with the SEC.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited combined financial statements of Niagara Fallsview Casino Resort and Casino Niagara as of and for the fiscal year ended March 31, 2019 and the notes related thereto are filed as Exhibit 99.1 hereto and incorporated by reference herein.

(b)	Pro forma financial information.

The unaudited pro forma condensed consolidated combined statements of income (loss) and comprehensive income (loss) of the Mohegan Tribal Gaming Authority for the nine months ended June 30, 2019 and the twelve months ended September 30, 2018 and the notes related thereto are filed as Exhibit 99.2 hereto and incorporated by reference herein.

(d)	Exhibits.

The following exhibits are filed herewith:

No.	Exhibit

99.1	Audited combined financial statements of Niagara Fallsview Casino Resort and Casino Niagara as of and for the fiscal year ended March 31, 2019 and the notes related thereto.

99.2	Unaudited pro forma condensed consolidated combined statements of income (loss) and comprehensive income (loss) of the Mohegan Tribal Gaming Authority for the nine months ended June 30, 2019 and the twelve months ended September 30, 2018 and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOHEGAN TRIBAL GAMING AUTHORITY

Date: August 22, 2019	By:	/s/ Ralph James Gessner Jr.
Ralph James Gessner Jr.
Interim Chairman, Management Board